Exhibit 10.3

EXECUTION COPY

AMENDMENT NO. 2 TO
AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of December 19, 2014

to

AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of November 19, 2012

THIS AMENDMENT NO. 2 TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is made as of December 19, 2014 (the “Effective Date”) by and among (i) Hillenbrand, Inc. (the “Company”), (ii) the parties identified as Subsidiary Borrowers on the signature pages hereof (each a “Subsidiary Borrower” and, collectively with the Company, the “Borrowers”), (iii) Batesville Services, Inc., Batesville Casket Company, Inc., Batesville Manufacturing, Inc., Process Equipment Group, Inc., K-Tron Investment Co., Rotex Global, LLC, Coperion K-Tron Pitman, Inc., TerraSource Global Corporation and Coperion Corporation (each a “Subsidiary Guarantor” and, collectively, the “Subsidiary Guarantors” and, collectively with the Borrowers, the “Loan Parties”), (iv) the Lenders party hereto (the “Lenders”) and (v) JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), under that certain Amended and Restated Credit Agreement dated as of November 19, 2012 by and among the Borrowers, the Lenders and the Administrative Agent (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”).  Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, reference is made to the Guaranty, dated as of July 27, 2012, by and among the Subsidiary Guarantors, the other “Guarantors” party thereto from time to time and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Subsidiary Guaranty”);

WHEREAS, the Loan Parties have requested that certain modifications be made to the Credit Agreement and the Subsidiary Guaranty;

WHEREAS, the Loan Parties, the Lenders party hereto and the Administrative Agent have agreed to amend the Credit Agreement and the Subsidiary Guaranty on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Loan Parties, the Lenders party hereto and the Administrative Agent hereby agree to the following amendment to the Credit Agreement and the Subsidiary Guaranty.

1.             Amendments to Credit Agreement.  Effective as of the Effective Date but subject to the satisfaction of the conditions precedent set forth in Section 3 below, the parties hereto agree that the Credit Agreement is hereby amended as follows:

(a)The definition of “Adjusted LIBO Rate” appearing in Section 1.01 of the Credit Agreement is amended to (x) delete the words “the sum of (i)” appearing therein and (y) delete the words “plus, without duplication (ii) in the case of Loans by a Lender from its or its applicable

Affiliate’s office or branch in the United Kingdom or any Participating Member State, the Mandatory Cost” appearing therein.

(b)The definition of “Alternate Base Rate” appearing in Section 1.01 of the Credit Agreement is amended to (x) insert the words “in Dollars” immediately after the reference to “for a one month Interest Period” appearing in clause (c) thereof and (y) amend and restate the proviso appearing therein in its entirety to read as follows:

“provided that the Adjusted LIBO Rate for any day shall be based on the LIBO Rate at approximately 11:00 a.m. London time on such day, subject to the interest rate floors set forth therein”

(c)The definition of “ Applicable Rate” appearing in Section 1.01 of the Credit Agreement is amended to amend and restate the table appearing therein in its entirety to read as follows:

	Leverage Ratio:	Eurocurrency / BA Equivalent Revolving Spread	ABR / Canadian Base Rate Revolving Spread	Commercial Letter of Credit Rate	Facility Fee Rate	Eurocurrency Term Loan Spread	ABR Term Loan Spread
Category 1:	< 1.00 to 1.00	0.875%	0%	0.6375%	0.125%	1.00%	0%
Category 2:	> 1.00 to 1.00 but < 1.50 to 1.00	0.975%	0%	0.7125%	0.15%	1.125%	0.125%
Category 3:	> 1.50 to 1.00 but < 2.00 to 1.00	1.075%	0.075%	0.7875%	0.175%	1.25%	0.25%
Category 4:	> 2.00 to 1.00 but < 2.50 to 1.00	1.15%	0.15%	0.84375%	0.225%	1.375%	0.375%
Category 5:	> 2.50 to 1.00 but < 3.00 to 1.00	1.25%	0.25%	0.90%	0.25%	1.50%	0.50%
Category 6:	> 3.00 to 1.00	1.45%	0.45%	1.05%	0.30%	1.75%	0.75%

(d)The definition of “BA Rate” appearing in Section 1.01 of the Credit Agreement is amended to delete each reference to “CDOR Rate” appearing therein and replace each such reference with a reference to “Canadian Dollar Offered Rate”.

(e)The definition of “Canadian Prime Rate” appearing in Section 1.01 of the Credit Agreement is amended to delete the reference to “CDOR Rate” appearing therein and replace such reference with a reference to “Canadian Dollar Offered Rate”.

(f)The definition of “Change in Law” appearing in Section 1.01 of the Credit

Agreement is amended to insert a reference to “, implementation” immediately after the reference to “interpretation” appearing therein.

(g)The definition of “Eurocurrency Swingline Rate” appearing in Section 1.01 of the Credit Agreement is amended to delete the reference to “plus, without duplication, (ii) in the case of Eurocurrency Swingline Loans funded by the Swingline Lender from its office or branch in the United Kingdom or any Participating Member State, the Mandatory Cost, plus (iii)” appearing therein and replace such reference with a reference to “plus (ii)”.

(h)The definition of “FATCA” appearing in Section 1.01 of the Credit Agreement is amended to (x) delete the word “and” appearing therein and replace it with a comma and (y) insert the phrase “any intergovernmental agreement to implement such Sections of the Code entered into between any relevant authorities on behalf of the United States and such jurisdiction, and any agreement entered into pursuant to Section 1471(b)(1) of the Code” immediately before the period appearing at the end thereof.

(i)The definition of “Federal Funds Effective Rate” appearing in Section 1.01 of the Credit Agreement is amended to insert a new proviso at the end thereof as follows:

“; provided, that, if the Federal Funds Effective Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.”

(j)The definition of “Maturity Date” appearing in Section 1.01 of the Credit Agreement is amended to delete the reference to “July 27, 2017” appearing therein and replace such reference with a reference to “December 19, 2019”.

(k)The definition of “Obligations” appearing in Section 1.01 of the Credit Agreement is amended to insert a new proviso at the end thereof as follows:

“; provided that the definition of “Obligations” shall not create or include any guarantee by any Loan Party of any Excluded Swap Obligations of such Loan Party for purposes of determining any obligations of any Loan Party.”

(l)The definition of “Revolving Commitment” appearing in Section 1.01 of the Credit Agreement is amended to delete the reference to “Restatement Effective Date” appearing therein and replace such reference with a reference to “Amendment No. 2 Effective Date”.

(m)The definition of “Statutory Reserve Rate” appearing in Section 1.01 of the Credit Agreement is amended to delete the phrase “the Financial Services Authority” appearing therein and to replace such phrase with “the Financial Conduct Authority, the Prudential Regulation Authority”.

(n)Section 1.01 of the Credit Agreement is amended to (i) delete the definition of “Mandatory Cost” appearing therein and (ii) add the following definitions thereto in the appropriate alphabetical order and, where applicable, replace the corresponding previously existing definitions:

“Adjusted Covenant Period” has the meaning assigned to such term in Section 6.10.

“Agent Party” has the meaning assigned to such term in Section 9.01(d).

“Agreed Currencies” means (i) Dollars, (ii) euro, (iii) Pounds Sterling, (iv) Swiss Francs, (v) Canadian Dollars and (vi) any other currency (x) that is a lawful currency (other than Dollars) that is readily available and freely transferable and convertible into Dollars, (y) for which a LIBOR Screen Rate is available pursuant to the definition of “LIBO Rate” in the Administrative Agent’s reasonable determination and (z) that is agreed to by the Administrative Agent and each of the Revolving Lenders.

“Amendment No. 2 Effective Date” means December 19, 2014.

“Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to the Company or its Subsidiaries from time to time concerning or relating to bribery or corruption.

“Applicable LC Sublimit” means, as of the Amendment No. 2 Effective Date (i) with respect to JPMorgan Chase Bank, N.A. in its capacity as an Issuing Bank under this Agreement, $60,000,000, (ii) with respect to Wells Fargo Bank, National Association in its capacity as an Issuing Bank under this Agreement, $60,000,000, (iii) with respect to Fifth Third Bank in its capacity as an Issuing Bank under this Agreement, $60,000,000, (iv) with respect to PNC Bank, National Association in its capacity as an Issuing Bank under this Agreement, $60,000,000, (v) with respect to HSBC Bank USA National Association in its capacity as an Issuing Bank under this Agreement, $60,000,000 and (vi) with respect to any other Person that becomes an Issuing Bank pursuant to the terms of this Agreement, such amount as agreed to in writing by the Company, the Administrative Agent and such Person at the time such Person becomes an Issuing Bank pursuant to the terms of the Agreement, as each of the foregoing amounts may be decreased or increased from time to time with the written consent of the Company, the Administrative Agent and the Issuing Banks (provided that any increase in the Applicable LC Sublimit with respect to any Issuing Bank shall only require the consent of the Company and such Issuing Bank).

“CDOR Screen Rate” means, for the relevant Interest Period, the Canadian deposit offered rate which, in turn means on any day the rate per annum equal to the average rate for bankers acceptances for a tenor equal in length to such Interest Period as displayed on Reuters Screen CDOR Page (or, in the event such rate does not appear on such Reuters page, any successor or substitute page on such screen or service that displays such rate, or other appropriate page of such other information service that publishes such rate as shall be selected from time to time by the Administrative Agent in consultation with the Company), as of 10:00 a.m. (Toronto, Ontario time) on the Quotation Day for such Interest Period; provided that (x) if such rates are not available on the Reuters Screen CDOR Page on any particular day, then the rate for such date will be the annual discount rate (rounded upward to the nearest whole multiple of 1/100 of 1%) as of 10:00 a.m. (Toronto, Ontario time) on the Quotation Day for such Interest Period at which a Canadian chartered bank listed on Schedule I of the Bank Act (Canada) (as selected by the Administrative Agent in consultation with the Company) is then offering to purchase Canadian Dollar bankers’ acceptances accepted by it having such specified term (or a term as closely as possible comparable to such specified term) and (y) if the CDOR Screen Rate is at any time less than zero, the CDOR Screen Rate shall be deemed to be zero for the purposes of this Agreement.

“COF Rate” has the meaning assigned to such term in Section 2.14.

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.).

“Communications” has the meaning assigned to such term in Section 9.01(d).

“ECP” means an “eligible contract participant” as defined in Section 1(a)(18) of the Commodity Exchange Act or any regulations promulgated thereunder and the applicable rules issued by the Commodity Futures Trading Commission and/or the SEC.

“Electronic System” means any electronic system, including e-mail, e-fax, Intralinks®, ClearPar®, Debt Domain, Syndtrak and any other Internet or extranet-based site, whether such electronic system is owned, operated or hosted by the Administrative Agent and any Issuing Bank and any of their respective Related Parties or any other Person, providing for access to data protected by passcodes or other security system.

“Excluded Swap Obligation” means, with respect to any Loan Party, any Specified Swap Obligation if, and to the extent that, all or a portion of the Guarantee of such Loan Party of, or the grant by such Loan Party of a security interest to secure, such Specified Swap Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Loan Party’s failure for any reason to constitute an ECP at the time the Guarantee of such Loan Party or the grant of such security interest becomes effective with respect to such Specified Swap Obligation.  If a Specified Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Specified Swap Obligation that is attributable to swaps for which such Guarantee or security interest is or becomes illegal.

“Impacted Interest Period” has the meaning assigned to such term in the definition of “LIBO Rate”.

“Interpolated Rate” means, at any time, for any Interest Period, the rate per annum determined by the Administrative Agent (which determination shall be conclusive and binding absent manifest error) to be equal to the rate that results from interpolating on a linear basis between:  (a) the applicable Screen Rate for the longest period (for which the applicable Screen Rate is available for the applicable currency) that is shorter than the Impacted Interest Period and (b) the applicable Screen Rate for the shortest period (for which the applicable Screen Rate is available for the applicable currency) that exceeds the Impacted Interest Period, in each case, at such time.

“LIBO Rate” means, with respect to (a) any Eurocurrency Borrowing denominated in any Agreed Currency (other than Canadian Dollars) and for any applicable Interest Period, the London interbank offered rate as administered by ICE Benchmark Administration (or any other Person that takes over the administration of such rate) for such Agreed Currency for a period equal in length to such Interest Period as displayed on pages LIBOR01 or LIBOR02 of the Reuters screen or, in the event such rate does not appear on either of such Reuters pages, on any successor or substitute page on such screen that displays such rate, or on the appropriate page of such other information service that publishes such rate as shall be selected by the Administrative Agent from time to time in its reasonable discretion (in each case the “LIBOR Screen Rate”) at approximately 11:00 a.m., London time, on the Quotation Day for such Agreed Currency and Interest Period; provided that, if the LIBOR Screen Rate shall be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement and (b) any Eurocurrency Borrowing denominated in Canadian Dollars and for any applicable Interest Period, the CDOR Screen Rate on the Quotation Day for such currency and Interest Period; provided that, if the CDOR Screen Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement; provided further that if the relevant Screen Rate shall not be available at the applicable time for the applicable Interest Period (the “Impacted Interest Period”), then such Screen Rate for such Agreed Currency and such Interest Period shall be the Interpolated Rate; provided, that, if any Interpolated Rate shall be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement.  It is understood and agreed that if in any instance the LIBO Rate cannot be determined pursuant to the terms of this definition, Section 2.14 will govern how to determine the LIBO Rate (or an alternative rate of interest to be used in substitution for the LIBO Rate, as applicable) in such instance.

“LIBOR Screen Rate” has the meaning assigned to such term in the definition of “LIBO Rate”.

“OFAC” means the Office of Foreign Assets Control of the U.S. Department of the Treasury.

“Quotation Day” means, with respect to any Eurocurrency Borrowing for any Interest Period, (i) if the currency is Pounds Sterling or Canadian Dollars, the first day of such Interest Period, (ii) if the currency is euro, the day that is two (2) TARGET2 Days before the first day of such Interest Period, and (iii) for any other currency, two (2) Business Days prior to the commencement of such Interest Period (unless, in each case, market practice differs in the relevant market where the LIBO Rate for such currency is to be determined, in which case the Quotation Day will be determined by the Administrative Agent in accordance with market practice in such market (and if quotations would normally be given on more than one day, then the Quotation Day will be the last of those days)).

“Reference Bank Rate” means the arithmetic mean of the rates (rounded upwards to four decimal places) supplied to the Administrative Agent at its request by at least two Reference Banks as of the applicable time on the Quotation Day for Loans in the applicable currency and the applicable Interest Period as the rate at which the relevant Reference Bank could borrow funds in the London (or other applicable) interbank market in the relevant currency and for the relevant Interest Period, were it to do so by asking for and then accepting interbank offers in an amount approximately equal to the principal amount of the Eurocurrency Borrowing to which such Interest Period is to apply in that currency and for a period of time comparable to such Interest Period; provided that if the Reference Bank Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement. For the avoidance of doubt, the Reference Bank Rate shall be deemed to be unavailable unless rates are provided by at least two Reference Banks.

“Reference Banks” means the principal London (or other applicable) offices of JPMorgan Chase Bank, N.A., Citizens Bank, N.A., Wells Fargo Bank, National Association and such other banks as may be appointed by the Administrative Agent and reasonably acceptable to the Company.  No Lender shall be obligated to be a Reference Bank without its consent.

“Sanctioned Country” means, at any time, a country or territory which is itself the subject or target of any comprehensive Sanctions (at the time of this Agreement, Cuba, Iran, North Korea, Sudan, Syria and Burma (Myanmar)).

“Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by OFAC, the U.S. Department of State, the United Nations Security Council, the European Union or the Swiss Confederation and/or its Directorate of International Law, (b) any Person operating, organized or resident in a Sanctioned Country or (c) any Person owned by any such Person or Persons described in the foregoing clauses (a) or (b).

“Sanctions” means any international economic sanctions imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by OFAC or the U.S. Department of State, (b) the United Nations Security Council, the European Union or Her Majesty’s Treasury of the United Kingdom or (c) the Swiss Confederation and administered by its State Secretariat for Economic Affairs SECO and/or Directorate of International Law.

“Screen Rate” means the LIBOR Screen Rate or the CDOR Screen Rate, as applicable.

“Specified Swap Obligation” means, with respect to any Loan Party, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act or any rules or regulations promulgated thereunder.

“TARGET2 Day” means a day that TARGET2 is open for the settlement of payments in euro.

(o)Section 2.05(a) of the Credit Agreement is amended to delete the reference to “agrees to” appearing in the first sentence thereof and replace such reference with a reference to “may in its sole discretion”.

(p)Section 2.06(a) of the Credit Agreement is amended to insert the following sentence immediately following the third sentence thereof:

“Notwithstanding anything herein to the contrary, the Issuing Bank shall have no obligation hereunder to issue, and shall not issue, any Letter of Credit the proceeds of which would be made available to any Person (i) to fund any activity or business of or with any Sanctioned Person, or in any country or territory that, at the time of such funding, is the subject of any Sanctions or (ii) in any manner that would result in a violation of any Sanctions by any party to this Agreement.”

(q)Section 2.06(b) of the Credit Agreement is amended to (x) delete the word “and” appearing immediately after the reference to “$300,000,000” appearing therein and replace it with a comma and (ii) insert the following phrase immediately before the period appearing at the end thereof:

“and (iii) subject to Section 2.04, the Dollar Amount of the aggregate face amount of all Letters of Credit issued and then outstanding by any Issuing Bank shall not exceed such Issuing Bank’s Applicable LC Sublimit”

(r)Section 2.06(c) of the Credit Agreement is amended to delete the reference to “in an aggregate amount not to exceed” appearing therein and replace such reference with a reference to “in an initial aggregate amount not to exceed”.

(s)Section 2.10 of the Credit Agreement is amended to amend and restate the table appearing therein in its entirety to read as follows:

Date	Amount
December 31, 2014	$2,250,000
March 31, 2015	$2,250,000
June 30, 2015	$2,250,000
September 30, 2015	$2,250,000
December 31, 2015	$2,250,000
March 31, 2016	$2,250,000
June 30, 2016	$2,250,000
September 30, 2016	$2,250,000
December 31, 2016	$3,375,000
March 31, 2017	$3,375,000
June 30, 2017	$3,375,000
September 30, 2017	$3,375,000
December 31, 2017	$4,500,000
March 31, 2018	$4,500,000
June 30, 2018	$4,500,000
September 30, 2018	$4,500,000
December 31, 2018	$4,500,000
March 31, 2019	$4,500,000
June 30, 2019	$4,500,000
September 30, 2019	$4,500,000

(t)Section 2.13(g) of the Credit Agreement is amended and restated in its entirety to read as follows:

“(g)         All interest hereunder shall be computed on the basis of a year of 360 days, except that (i)(A) interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate and (B) interest computed by reference to the CDOR Screen Rate, in each case of the foregoing clauses (A) and (B) shall be computed on the basis of a year of 365 days (or 366 days in a leap year), (ii) interest for Borrowings denominated in Pounds Sterling shall be computed on the basis of a year of 365 days and (iii) interest for Canadian Revolving Borrowings shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day).  The applicable Alternate Base Rate, Canadian Base Rate, Adjusted LIBO Rate, LIBO Rate or BA Equivalent Rate shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.”

(u)Section 2.14 of the Credit Agreement is amended and restated in its entirety to read as follows:

“(a)         If, on the earlier of a Quotation Day and two (2) Business Days prior to the commencement of any Interest Period for a Eurocurrency Borrowing or a BA Equivalent Borrowing:

(x)           the Administrative Agent shall seek to determine the applicable LIBO Rate on the Quotation Day for any Interest Period for a Eurocurrency Borrowing pursuant to the definition of “LIBO Rate”, such LIBO Rate shall not be available for such Interest Period and/or for the applicable currency with respect to such Eurocurrency Borrowing for any reason, then the LIBO Rate shall be the Reference Bank Rate for such Interest Period for such Eurocurrency Borrowing; provided that if the Reference Bank Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement; provided, further, however, that if less than two Reference Banks shall supply a rate to the Administrative Agent for purposes of determining the LIBO Rate for such Eurocurrency Borrowing; or in the case of a BA Equivalent Borrowing, that adequate and reasonable means do not exist for ascertaining the BA Rate for such Interest Period; or

(y)           the Administrative Agent is advised by the Required Lenders that (i) in the case of a Eurocurrency Borrowing, the Adjusted LIBO Rate or the LIBO Rate, as applicable, for a Loan in the applicable currency or for such Interest Period, or (ii) in the case of a BA Equivalent Borrowing, the BA Rate for such Interest Period, in either case will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Loans included in such Borrowing for such Interest Period;

then the Administrative Agent shall give notice thereof to the applicable Borrower and the Lenders by telephone or telecopy as promptly as practicable thereafter and, until the Administrative Agent notifies the applicable Borrower and the Lenders that the circumstances giving rise to such notice no longer exist,

(A) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurocurrency Borrowing shall be ineffective and, unless repaid, such Borrowing shall:

(i) in the case of a Eurocurrency Borrowing denominated in Dollars (other than a Designated Loan), be continued as or converted to an ABR Borrowing;

(ii) in the case of a Eurocurrency Borrowing denominated in a Foreign Currency and a Designated Loan, such Eurocurrency Borrowing, at the option of the applicable Borrower, (i) be repaid on the last day of the then current Interest Period applicable thereto or (ii) be continued at the a rate equal to the cost to each Lender to fund its pro rata share of such Eurocurrency Borrowing (from whatever source and using whatever methodologies as such Lender may select in its reasonable discretion, such rate, the “COF Rate”);

(B) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a BA Equivalent Borrowing, such Borrowing shall, at the option of the applicable Borrower, (i) be repaid on the last day of the then current Interest Period applicable thereto or (ii) be continued at the COF Rate;

(C) any Borrowing Request that requests a Eurocurrency Borrowing in Dollars (other than a Designated Loan) shall be made as an ABR Borrowing;

(D) any Borrowing Request that requests a Eurocurrency Borrowing in a Foreign Currency or a Designated Loan, shall be deemed to be, at the option of the applicable Borrower, (i) ineffective or (ii) made as a Eurocurrency Borrowing, the LIBO Rate for which shall be equal to the COF Rate; and

(E) any Borrowing Request that requests a BA Equivalent Borrowing shall be deemed to be, at the option of the applicable Borrower, (i) ineffective or (ii) a Borrowing Request for a Borrowing at the COF Rate (provided that, for the avoidance of doubt, nothing herein shall preclude the applicable Borrower from requesting a Canadian Swingline Loan in accordance with the terms of this Agreement);

provided, that if the circumstances giving rise to such notice affect only one Type of Borrowings, then the other Type of Borrowings shall be permitted.”

(v)Section 2.15(a) of the Credit Agreement is amended to (x) insert a reference to “, continuing, converting into” immediately after the reference to “making” appearing in the last paragraph thereof, (y) delete each reference to “(including, without limitation, pursuant to any conversion of any Borrowing denominated in an Agreed Currency into a Borrowing denominated in any other Agreed Currency)” appearing therein and (z) amend and restate clause (i) thereof in its entirety to read as follows:

“(i)          impose, modify or deem applicable any reserve, special deposit, liquidity or similar requirement (including any compulsory loan requirement, insurance charge or other assessment) against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in the Adjusted LIBO Rate) or any Issuing Bank;”

(w)Section 2.16 of the Credit Agreement is amended to delete the reference to “or any Mandatory Cost” appearing therein.

(x)Section 2.17 of the Credit Agreement is amended to insert the following as a new section (k) thereof:

“(k)         Certain FATCA Matters.  For purposes of determining withholding Taxes imposed under FATCA, from and after the Amendment No. 2 Effective Date, the Borrowers and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) this Agreement and the Loans as not qualifying as “grandfathered obligations” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).”

(y)Article III of the Credit Agreement is amended to insert the following as a new Section 3.14 thereof:

“SECTION 3.14.    Anti-Corruption Laws and Sanctions.  The Company has implemented and maintains in effect policies and procedures designed to promote compliance by the Company, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions, and the Company, its Subsidiaries and their respective officers and employees and to the knowledge of the Company its directors and agents, are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects.  None of (a) the Company, any Subsidiary or to the knowledge of the Company any of their respective directors, officers or employees, or (b) to the knowledge of the Company, any agent of the Company or any Subsidiary that will act in any capacity in connection with or benefit from the credit facility established hereby, is a Sanctioned Person.  No Borrower or any Subsidiary will use any Borrowing or Letter of Credit in violation in any material respect of any Anti-Corruption Law or in violation in any respect of applicable Sanctions.”

(z)Section 4.02 of the Credit Agreement is amended and restated in its entirety to read as follows:

“SECTION 4.02.    Each Credit Event.  The obligation of each Lender to make a Loan on the occasion of any Borrowing, and of the Issuing Banks to issue, amend, renew or extend any Letter of Credit, is subject to the satisfaction of the following conditions:

(a)           The representations and warranties of the Borrowers set forth in this Agreement shall be true and correct in all material respects (provided that any representation or warranty qualified by materiality or Material Adverse Effect shall be true and correct in all respects) on and as of the date such Loan is made or the date of issuance, amendment, renewal or extension of such Letter of Credit, as applicable (except to the extent any such representation or warranty expressly relates to an earlier date, in which case such representation or warranty shall be true and correct as of such earlier date).

(b)           At the time of and immediately after giving effect to the making of a Loan on the occasion of such Borrowing or the issuance, amendment, renewal or extension of such Letter of Credit, as applicable, no Default or Event of Default shall have occurred and be continuing.

The making of a Loan on the occasion of any Borrowing and each issuance, amendment, renewal or extension of a Letter of Credit shall be deemed to constitute a representation and warranty by the Borrowers on the date thereof as to the matters specified in paragraphs (a) and (b) of this Section.”

(aa)Section 5.07(a) of the Credit Agreement is amended to insert the following sentence at the end thereof:

“The Company will maintain in effect and enforce policies and procedures reasonably designed to promote compliance in all material respects by the Company, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions.”

(bb)Section 5.08 of the Credit Agreement is amended to insert the following sentence at the end thereof:

“No Borrower will request any Borrowing or Letter of Credit, and no Borrower shall use, and the Company shall procure that its other Subsidiaries shall not use, the proceeds of any Borrowing or Letter of Credit (i) for the purpose of making an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation in any material respect of any Anti-

Corruption Laws, (ii) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, in each case, in violation of applicable Sanctions or (iii) in any manner that would result in the violation of any Sanctions applicable to any party hereto.”

(cc)Section 6.04(e) of the Credit Agreement is amended to (x) delete the reference to “the Company and its Subsidiaries” therein and replace it with a reference to “the Company’s Subsidiaries” and (y) delete the reference to“does not exceed an aggregate book value of either (i) ten percent (10%) of Consolidated Total Assets of the Company or (ii) ten percent of Consolidated Revenues” therein and replace it with a reference to “does not exceed (i) an aggregate book value of ten percent (10%) of Consolidated Total Assets of the Company or (ii) ten percent of Consolidated Revenues”.

(dd)Section 6.10(a) of the Credit Agreement is amended to insert the following proviso immediately before the period appearing at the end of the first sentence thereof:

“; provided that (x) the Company may, by written notice to the Administrative Agent for distribution to the Lenders and not more than twice during the term of this Agreement, elect to increase the maximum Leverage Ratio to 3.75 to 1.00 for a period of three (3) consecutive fiscal quarters in connection with an acquisition that involves the payment of consideration by the Company and its Subsidiaries in excess of $75,000,000 occurring during the first of such three fiscal quarters (each such period, an “Adjusted Covenant Period”) and (y) notwithstanding the foregoing clause (x), the Company may not elect an Adjusted Covenant Period for at least two (2) full fiscal quarters following the end of an Adjusted Covenant Period before a new Adjusted Covenant Period is available again pursuant to the preceding clause (x) for a new period of three (3) consecutive fiscal quarters.”

(ee)Section 9.01 of the Credit Agreement is amended and restated in its entirety to read as follows:

“SECTION 9.01    Notices.  (a)  Except in the case of notices and other communications expressly permitted to be given by telephone (and subject to paragraph (b) below) or as otherwise permitted pursuant to Section 5.01 or 5.02, all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

(i)            if to any Borrower, to it c/o Hillenbrand, Inc., One Batesville Boulevard, Batesville, Indiana 47006 Attention of Theodore S. Haddad, Jr., Vice President and Treasurer (Telecopy No. 812-931-5209; Telephone No. 812-934-7251);

(ii)           if to the Administrative Agent, (A) in the case of Borrowings denominated in Dollars other than Designated Loans, to JPMorgan Chase Bank, N.A., 10 South Dearborn Street, Chicago, Illinois 60603, Attention of Teresita Siao (Telecopy No. 888-292-9533), (B) in the case of Borrowings denominated in Foreign Currencies (other than Canadian Revolving Borrowings) and Designated Loans, to J.P. Morgan Europe Limited, 25 Bank Street, Canary Wharf, London E14 5JP, Attention of The Manager, Loan & Agency Services (Telecopy No. 44 207 777 2360) and (C) in the case of Canadian Revolving

Borrowings, to JPMorgan Chase Bank, N.A., 10 South Dearborn Street, 9th Floor, Chicago, Illinois 60603, Attention of Patricia Barcelona-Schuldt (Telecopy No. 312-385-7101), and in each case with a copy to JPMorgan Chase Bank, N.A., 10 South Dearborn Street, 9th Floor, Chicago, Illinois 60603, Attention of Dana Moran (Telecopy No. 312-212-5914);

(iii)          if to JPMorgan Chase Bank, N.A. in its capacity as an Issuing Bank, to it at JPMorgan Chase Bank, N.A., 10 South Dearborn Street, Chicago, Illinois 60603, Attention of Susan Moy (Telecopy No. 312-256-2608) or Cassandra Groves (Telecopy No. 312-256-2608);

(iv)          if to the Swingline Lender, (A) in the case of Swing Line Loans denominated in Dollars other than Designated Loans, to JPMorgan Chase Bank, N.A., 10 South Dearborn Street, Chicago, Illinois 60603, Attention of Teresita Siao (Telecopy No. 888-292-9533), (B) in the case of Swing Line Loans denominated in Foreign Currencies (other than Canadian Swingline Loans) and Designated Loans, to J.P. Morgan Europe Limited, 25 Bank Street, Canary Wharf, London E14 5JP, Attention of The Manager, Loan & Agency Services (Telecopy No. 44 207 777 2360) and (C) in the case of Canadian Swingline Loans, to JPMorgan Chase Bank, N.A., 10 South Dearborn Street, 9th Floor, Chicago, Illinois 60603, Attention of Patricia Barcelona-Schuldt (Telecopy No. 312-385-7101); and

(v)           if to any other Lender or Issuing Bank, to it at its address (or telecopy number) set forth in its Administrative Questionnaire.

Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient).  Notices delivered through Electronic Systems, to the extent provided in paragraph (b) below, shall be effective as provided in said paragraph (b).

(b)           Except as otherwise permitted pursuant to Section 5.01 or 5.02, notices and other communications to the Lenders and the Issuing Banks hereunder may be delivered or furnished by using Electronic Systems pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices pursuant to Article II unless otherwise agreed by the Administrative Agent and the applicable Lender.  The Administrative Agent or the Company may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.

Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient, at its e-mail address as described in the foregoing clause (i), of notification that such notice or communication is available and identifying the website address therefor; provided that, for both clauses (i) and (ii) above, if such notice, email or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient.

(c)           Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto.

(d)           Electronic Systems.

(i)            The Company agrees that the Administrative Agent may, but shall not be obligated to, make Communications (as defined below) available to the Issuing Banks and the other Lenders by posting the Communications on Debt Domain, Intralinks, Syndtrak, ClearPar or a substantially similar Electronic System.

(ii)           Any Electronic System used by the Administrative Agent is provided “as is” and “as available.”  The Agent Parties (as defined below) do not warrant the adequacy of such Electronic Systems and expressly disclaim liability for errors or omissions in the Communications.  No warranty of any kind, express, implied or statutory, including any warranty of merchantability, fitness for a particular purpose, non-infringement of third-party rights or freedom from viruses or other code defects, is made by any Agent Party in connection with the Communications or any Electronic System.  In no event shall the Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to any Loan Party, any Lender, any Issuing Bank or any other Person or entity for damages of any kind, including direct or indirect, special, incidental or consequential damages, losses or expenses (whether in tort, contract or otherwise) arising out of any Loan Party’s or the Administrative Agent’s transmission of Communications through an Electronic System, except to the extent of direct or actual damages as are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct on the part of any Agent Party or such Loan Party.  “Communications” means, collectively, any notice, demand, communication, information, document or other material provided by or on behalf of any Loan Party pursuant to any Loan Document or the transactions contemplated therein which is distributed by the Administrative Agent, any Lender or any Issuing Bank by means of electronic communications pursuant to this Section, including through an Electronic System.”

(ff)Section 9.09(b) of the Credit Agreement is amended to delete the reference to “nonexclusive” appearing therein and replace such reference with a reference to “exclusive”.

(gg)Article X of the Credit Agreement is amended to insert the following new paragraph at the end thereof:

“The Company hereby absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Loan Party to honor all of its obligations under the Subsidiary Guaranty in respect of Specified Swap Obligations (provided, however, that the Company shall only be liable under this paragraph for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this paragraph or otherwise under this Article X voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount).  The Company intends that this paragraph constitute, and this paragraph shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each Subsidiary Guarantor for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.”

(hh)The Credit Agreement is amended to insert a reference to “or IRS Form W-8BEN-E” immediately after each reference to “IRS Form W-8BEN” appearing therein.

(ii)The Credit Agreement is amended to replace each reference therein to “K-Tron (Schweiz) GmbH” with a reference to “Coperion K-Tron (Schweiz) GmbH” in substitution thereof.

(jj)The Credit Agreement is amended to replace each reference therein to “RBS Citizens, N.A.” with a reference to “Citizens Bank, N.A.” in substitution thereof.

(kk)The cover page of the Credit Agreement is hereby amended to add a reference therein to “COPERION GMBH” in the list of Subsidiary Borrowers.

(ll)The introductory paragraph to the Credit Agreement is hereby amended to add a reference to “COPERION GMBH, a German limited liability company,” immediately following the reference to “ROTEX EUROPE LTD, a private company limited by shares under the laws of England and Wales,” therein.

(mm)The Revolving Commitments and/or the outstanding principal amount of Term Loans as of the Amendment No. 2 Effective Date of certain of the Lenders (the “Increasing Lenders”) are hereby increased or otherwise described as set forth on Annex A attached hereto.  Accordingly, Schedule 2.01 of the Credit Agreement is amended and restated in its entirety as set forth on Annex A hereto.

(nn)The aggregate outstanding principal amounts of the Term Loans as of the Amendment No. 2 Effective Date are set forth on Annex A attached hereto.  The outstanding Term Loans held by certain of the Lenders immediately prior to the effectiveness of this Amendment are hereby deemed reallocated, sold, assigned and transferred to the applicable Lenders as individually set forth on Annex A attached hereto, and, accordingly, such applicable Lenders’ holding of the Term Loans, on the Amendment No. 2 Effective Date and upon the effectiveness of this Amendment, are set forth on Annex A attached hereto.

(oo)Schedule 2.02 to the Credit Agreement is deleted in its entirety.

2.             Amendments to Subsidiary Guaranty.  Effective as of the date of satisfaction of the conditions precedent set forth in Section 3 below, the parties hereto agree that the Subsidiary Guaranty is hereby amended as follows:

(a)Section 3 of the Subsidiary Guaranty is amended to add the parenthetical “(provided, however, that the definition of “Guaranteed Obligations” shall not create any guarantee by any Guarantor of any Excluded Swap Obligations of such Guarantor for purposes of determining any obligations of any Guarantor)” immediately following the phrase “all of the foregoing being referred to collectively as the “Guaranteed Obligations”“ appearing therein.

(b)The Subsidiary Guaranty is amended to add the following as a new Section 26 thereto:

“SECTION 26.  Keepwell.  Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Guarantor to honor all of its obligations under this Guaranty in respect of Specified Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 26 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 26 or otherwise under this Guaranty voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount).  The obligations of each Qualified ECP Guarantor under this Section 26 shall remain in full force and effect until a discharge of such Qualified ECP Guarantor’s Guaranteed Obligations in accordance with the terms hereof and the other Loan Documents.  Each Qualified ECP Guarantor intends that this Section 26 constitute, and this Section 26 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Guarantor for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.  As used herein, “Qualified ECP Guarantor” means, in respect of any Specified Swap Obligation, each Guarantor that has total assets exceeding $10,000,000 at the time the relevant Guarantee or grant of the relevant security interest becomes or would become effective with respect to such Specified Swap Obligation or such other Person as constitutes an ECP and can cause another Person to qualify as an ECP at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.”

3.             Conditions of Effectiveness.  The effectiveness of this Amendment is subject to the conditions precedent that (A) the Administrative Agent shall have received (i) counterparts of this Amendment duly executed by the Loan Parties, each of the Lenders (including the Increasing Lenders) and the Administrative Agent, (ii) such instruments and documents (including legal opinions) reasonably required by the Administrative Agent, (iii) an upfront fee in an amount equal to the amount previously disclosed to the Lenders and (iv) payment and/or reimbursement of the Administrative Agent’s and its affiliates’ fees and expenses (including, to the extent invoiced, reasonable and documented fees and expenses of counsel for the Administrative Agent) in connection with the Loan Documents and (B) the Administrative Agent shall have administered such reallocations, sales, assignments, transfers (or other relevant actions in respect) of each Lender’s Applicable Percentage of the relevant Class of Credit Exposure under the Credit Agreement as are necessary in order that each relevant Class of Credit Exposure with respect to such Lender reflects such Lender’s Applicable Percentage of such Class of Credit Exposure under the Credit Agreement as amended hereby.  The Company hereby agrees to compensate each Lender for any and all losses, costs and expenses incurred by such Lender in connection with the sale and assignment of any Eurocurrency Loans and the reallocation described in the foregoing clause (B), in each case on the terms and in the manner set forth in Section 2.16 of the Credit Agreement.

4.             Representations and Warranties of the Loan Parties.  Each Loan Party for itself hereby represents and warrants as follows:

(a)This Amendment and each of the Credit Agreement and the Subsidiary Guaranty (each as amended hereby), as applicable, constitute the legal, valid and binding obligations of such Loan Party enforceable against such Loan Party in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b)As of the date hereof and giving effect to the terms of this Amendment, (i) no Default or Event of Default shall have occurred and be continuing and (ii) the representations and warranties of the Borrowers set forth in the Credit Agreement are true and correct in all material effects (provided that any representation or warranty qualified by materiality or Material Adverse Effect is true and correct in all respects) (except to the extent any such representation or warranty expressly relates to an earlier date, in which case such representation or warranty shall be true and correct as of such earlier date).

5.             Reference to and Effect on the Credit Agreement and the Subsidiary Guaranty.

(a)Upon the effectiveness hereof, each reference to the Credit Agreement and the Subsidiary Guaranty in the Credit Agreement, the Subsidiary Guaranty or any other Loan Document shall mean and be a reference to the Credit Agreement and the Subsidiary Guaranty, as the case may be, as amended hereby.

(b)Except as specifically amended above, each Loan Document and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c)Except as specifically provided above, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the Subsidiary Guaranty, the Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.

(d)This Amendment shall be a Loan Document.

6.             Consent and Reaffirmation.  Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned Loan Parties consents to the Amendment and reaffirms the terms and conditions of the Credit Agreement, the Subsidiary Guaranty and any other Loan Document executed by it and acknowledges and agrees that the Credit Agreement, the Subsidiary Guaranty and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed.

7.             Governing Law.  This Amendment shall be construed in accordance with and governed by the law of the State of New York.

8.             Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

9.             Counterparts.  This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

HILLENBRAND, INC.,
as the Company

By	/S/ Theodore S. Haddad, Jr.
	Name:	Theodore S. Haddad, Jr.
	Title:	Vice President and Treasurer

Signature Page to Amendment No. 2 to
Amended and Restated Credit Agreement

(Hillenbrand, Inc., et al.)

HILLENBRAND LUXEMBOURG S.À R.L.,
as a Subsidiary Borrower

By	/S/ Theodore S. Haddad, Jr.
Name:	Theodore S. Haddad, Jr.
Title:	Class A Manager

Signature Page to Amendment No. 2 to
Amended and Restated Credit Agreement
(Hillenbrand, Inc., et al.)

COPERION K-TRON (SCHWEIZ) GMBH,
as a Subsidiary Borrower

By	/S/ Theodore S. Haddad, Jr.
Name:	Theodore S. Haddad, Jr.
Title:	Authorized Signatory

Signature Page to Amendment No. 2 to
Amended and Restated Credit Agreement
(Hillenbrand, Inc., et al.)

HILLENBRAND SWITZERLAND GMBH,
as a Subsidiary Borrower

By	/S/ Theodore S. Haddad, Jr.
Name:	Theodore S. Haddad, Jr.
Title:	Managing Officer

Signature Page to Amendment No. 2 to
Amended and Restated Credit Agreement
(Hillenbrand, Inc., et al.)

BATESVILLE CANADA LTD.,
as a Subsidiary Borrower

By	/S/ Theodore S. Haddad, Jr.
Name:	Theodore S. Haddad, Jr.
Title:	Treasurer

Signature Page to Amendment No. 2 to
Amended and Restated Credit Agreement
(Hillenbrand, Inc., et al.)

JEFFERY RADER CANADA COMPANY,
as a Subsidiary Borrower

By	S/ Theodore S. Haddad, Jr.
Name:	Theodore S. Haddad, Jr.
Title:	Assistant Treasurer

Signature Page to Amendment No. 2 to
Amended and Restated Credit Agreement
(Hillenbrand, Inc., et al.)

ROTEX EUROPE LTD,
as a Subsidiary Borrower

By	/S/ Theodore S. Haddad, Jr.
Name:	Theodore S. Haddad, Jr.
Title:	Authorized Officer

Signature Page to Amendment No. 2 to
Amended and Restated Credit Agreement
(Hillenbrand, Inc., et al.)

COPERION GMBH,
as a Subsidiary Borrower

By	/S/ Melanie Freytag
Name:	Melanie Freytag
Title:	Managing Director
(Geschäftsführerin)

By	/S/ Thomas Kehl
Name:	Thomas Kehl
Title:	Managing Director
(Geschäftsführer)

Signature Page to Amendment No. 2 to
Amended and Restated Credit Agreement
(Hillenbrand, Inc., et al.)

BATESVILLE SERVICES, INC.,
BATESVILLE CASKET COMPANY, INC.
BATESVILLE MANUFACTURING, INC., as
Subsidiary Guarantors

By	/S/ Theodore S. Haddad, Jr.
Name:	Theodore S. Haddad, Jr.
Title:	Vice President and Treasurer

K-TRON INVESTMENT CO.
ROTEX GLOBAL, LLC
COPERION K-TRON PITMAN, INC.
TERRASOURCE GLOBAL CORPORATION, as
Subsidiary Guarantors

By	/S/ Theodore S. Haddad, Jr.
Name:	Theodore S. Haddad, Jr.
Title:	Assistant Treasurer

PROCESS EQUIPMENT GROUP, INC., as a
Subsidiary Guarantor

By	/S/ Theodore S. Haddad, Jr.
Name:	Theodore S. Haddad, Jr.
Title:	Treasurer

COPERION CORPORATION, as a Subsidiary
Guarantor

By	/S/ Theodore S. Haddad, Jr.
Name:	Theodore S. Haddad, Jr.
Title:	Vice President and Assistant Treasurer

Signature Page to Amendment No. 2 to
Amended and Restated Credit Agreement
(Hillenbrand, Inc., et al.)

JPMORGAN CHASE BANK, N.A.,
individually as a Lender, as the Swingline Lender, as an Issuing Bank and as Administrative Agent

By	/S/ Dana J. Moran
Name: Dana J. Moran
Title: Senior Underwriter

Signature Page to Amendment No. 2 to
Amended and Restated Credit Agreement

(Hillenbrand, Inc., et al.)

CITIZENS BANK, N.A., as successor to RBS
Citizens, N.A., individually as a Lender

By	/S/ M. James Barry, III
Name: M. James Barry, III
Title: Senior Vice President

Signature Page to Amendment No. 2 to
Amended and Restated Credit Agreement

(Hillenbrand, Inc., et al.)

WELLS FARGO BANK, NATIONAL ASSOCIATION, individually as a Lender

By	/S/ David O’Neal
Name:	David O’Neal
Title:	Senior Vice President

Signature Page to Amendment No. 2 to
Amended and Restated Credit Agreement

(Hillenbrand, Inc., et al.)

FIFTH THIRD BANK, individually as a Lender

By	/S/ Mike Gifford
Name:	Mike Gifford
Title:	Vice President

Signature Page to Amendment No. 2 to
Amended and Restated Credit Agreement

(Hillenbrand, Inc., et al.)

FIFTH THIRD BANK, CANADIAN BRANCH

By	/S/ Ramin Ganjavi
Name:	Ramin Ganjavi
Title:	Director

Signature Page to Amendment No. 2 to
Amended and Restated Credit Agreement

(Hillenbrand, Inc., et al.)

PNC BANK, NATIONAL ASSOCIATION, individually as a Lender

By	/S/ Jeffrey P. Fisher
Name:	Jeffrey P. Fisher
Title:	Vice President

Signature Page to Amendment No. 2 to
Amended and Restated Credit Agreement

(Hillenbrand, Inc., et al.)

U.S. BANK NATIONAL ASSOCIATION, individually as a Lender

By	/S/ Michael E. Temnick
Name:	Michael E. Temnick
Title:	Vice President

Signature Page to Amendment No. 2 to
Amended and Restated Credit Agreement

(Hillenbrand, Inc., et al.)

U.S. BANK NATIONAL ASSOCIATION, CANADA BRANCH

By	/S/ John P. Rehob
Name:	John P. Rehob
Title:	Principal Officer

Signature Page to Amendment No. 2 to
Amended and Restated Credit Agreement

(Hillenbrand, Inc., et al.)

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By	/S/ Graeme Robertson
Name:	Graeme Robertson
Title:	Senior Vice President

Signature Page to Amendment No. 2 to
Amended and Restated Credit Agreement

(Hillenbrand, Inc., et al.)

REGIONS BANK, as a Lender

By	/S/ Eric Harvey
Name:	Eric Harvey
Title:	Vice President

Signature Page to Amendment No. 2 to
Amended and Restated Credit Agreement

(Hillenbrand, Inc., et al.)

THE NORTHERN TRUST COMPANY, as a Lender

By	/S/ Michael Fornal
Name:	Michael Fornal
Title:	Vice President

Signature Page to Amendment No. 2 to
Amended and Restated Credit Agreement

(Hillenbrand, Inc., et al.)

BRANCH BANKING & TRUST COMPANY, as a Lender

By	/S/ Greg R. Branstetter
Name:	Greg R. Branstetter
Title:	Senior Vice President

Signature Page to Amendment No. 2 to
Amended and Restated Credit Agreement

(Hillenbrand, Inc., et al.)

BMO HARRIS FINANCING, INC., as a Lender

By	/S/ Donald Robinson-Gay
Donald Robinson-Gay
Director

Signature Page to Amendment No. 2 to
Amended and Restated Credit Agreement

(Hillenbrand, Inc., et al.)

COMMERZBANK AG, NEW YORK BRANCH AND GRAND CAYMAN BRANCHES, as a Lender

By	/S/ Michael Ravelo
Name:	Michael Ravelo

By	/S/ Anne Culver
Name:	Anne Culver
Title:	Associate

Signature Page to Amendment No. 2 to
Amended and Restated Credit Agreement

(Hillenbrand, Inc., et al.)

ANNEX A

SCHEDULE 2.01

COMMITMENTS

LENDER	REVOLVING COMMITMENT	OUTSTANDING PRINCIPAL AMOUNT OF TERM LOANS AS OF THE AMENDMENT NO. 2 EFFECTIVE DATE
JPMORGAN CHASE BANK, N.A.	$97,856,818.18	$25,163,181.82
CITIZENS BANK, N.A.	$97,856,818.18	$25,163,181.82
WELLS FARGO BANK, NATIONAL ASSOCIATION	$95,653,409.09	$24,596,590.91
FIFTH THIRD BANK	$70,015,909.09	$18,004,090.91
PNC BANK, NATIONAL ASSOCIATION	$70,015,909.09	$18,004,090.91
U.S. BANK NATIONAL ASSOCIATION	$70,015,909.09	$18,004,090.91
HSBC BANK USA, NATIONAL ASSOCIATION	$58,084,090.91	$14,935,909.09
REGIONS BANK	$38,515,909.09	$9,904,090.91
THE NORTHERN TRUST COMPANY	$31,189,772.73	$8,020,227.27
BRANCH BANKING & TRUST COMPANY	$23,863,636.36	$6,136,363.64
BMO HARRIS FINANCING, INC.	$23,068,181.82	$5,931,818.18
COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES	$23,863,636.36	$6,136,363.64
AGGREGATE REVOLVING COMMITMENTS AND OUTSTANDING PRINCIPAL AMOUNT OF TERM LOANS	$700,000,000	$180,000,000